CANTOR SELECT PORTFOLIOS TRUST

CANTOR FITZGERALD HIGH INCOME FUND

(Class A Shares: ATPAX)

(Institutional Class Shares: ATPYX)

(Class R6 Shares: ATPRX)

CANTOR FITZGERALD EQUITY OPPORTUNITY FUND

(Class A Shares: ATGAX)

(Institutional Class Shares: ATGYX)

(CLASS R6 Shares: ATGHX)

Supplement dated November 22, 2024

to the Prospectus dated June 24, 2024

This supplement updates certain information contained in the Prospectus dated June 24, 2024, for the Cantor Fitzgerald High Income Fund and the Cantor Fitzgerald Equity Opportunity Fund (each, a “Fund,” and together, the “Funds”), each a series of the Cantor Select Portfolios Trust (the “Trust”). You may obtain copies of the Funds’ Prospectus free of charge online at highincomefund.cantorassetmanagement.com or equityopportunityfund.cantorassetmanagement.com, or upon request by calling toll-free 1-833-764-2266.

All references in the Prospectus to the date of the Reorganization (defined in the Prospectus) as July 26, 2024 are hereby replaced in their entirety with November 22, 2024.

All references in the Prospectus to the date two of the portfolio managers for Cantor Fitzgerald High Income Fund, David Schiffman and John D. Brim, began serving as portfolio managers of the Cantor Fitzgerald High Income Fund as July 26, 2024 are hereby replaced in their entirety with October 18, 2024. All references in the Prospectus to the date two of the portfolio managers for Cantor Fitzgerald Equity Opportunity Fund, Eivind Olsen and John D. Brim, began serving as portfolio managers of the Cantor Fitzgerald High Income Fund as July 26, 2024 are hereby replaced in their entirety with October 18, 2024.

Please retain this Supplement for future reference.